THIS LICENCE AGREEMENT DATED THE            DAY OF              2000 BETWEEN
WILLIAM M. KELLY of Birchfield House, Carrigaline, Co. Cork (hereinafter called "Licensor") of the One Part AND CORKOPT LIMITED an Irish company of Unit 12, Penrose Wharf, Cork, (hereinafter called "Licensee") of the Other Part.

WHEREAS Licensor has developed in Ireland an invention entitled "Bonding of optoelectronic semiconductor devices" which invention is patented under patent no.S621,350.

WHEREAS, Licensor has agreed to grant Licensee an exclusive licence to use said invention which is the subject of Patent number

IT IS HEREBY AGREED AS FOLLOWS:

1. DEFINITIONS

In this Licence Agreement the following words and expressions shall have the following meanings:

"Application"       means any Application for Letters Patent filed in respect
                    of the Invention including the application, details of which are set out in Schedule One hereto. "Applications" shall be construed accordingly.

 "Patent" means Patent no. S62,350 and any further Patent granted pursuant to any Application. "Patents" shall be construed accordingly.

 "Invention"        means the claimed subject matter of patent no. S62,350 and any further Applications made in connection therewith.
                    "Inventions" shall be construed accordingly.

"Product"           means goods manufactured using the Invention. "Products"
                    shall be construed accordingly.

"Net Invoice Price" means the sales price at the time of the subject sale of the Product excluding all taxes.

"Territory"         means the territory as defined in  Schedule Three hereto.


"Operative Date"    means the date of execution hereof.


"Year of this
 Licence Agreement" means the period of twelve (12) months first commencing on the Operative Date or any anniversary of the Operative
                    Date.

 2. GRANT OF LICENCE
2.1 Licensor hereby grants to the Licensee subject to the terms and conditions of this Licence Agreement an exclusive Licence to use the Invention in the Territory in such manner as the Licensee sees fit under each and every Patent as may be granted for the term of this Licence Agreement.

2.2 The Licensee is hereby authorised to exercise all rights conferred by this Agreement as and from the Operative Date and upon and subject to the terms and conditions which would apply if letters patent had already been granted upon any Application and the Licence in respect thereof had been executed.

2.3 On the granting of any Patent Licensor undertakes on the request of Licensee to execute a formal licence or several formal licences (hereinafter referred to as a "Formal Licence" or "Formal Licences") as the case may require, substantially in the form set forth in the Schedule Two hereto. Any such Formal Licence shall be subject to the terms of this Licence Agreement so far as they are capable of applying thereto. The terms of any such Formal Licence are also to be treated as incorporated into this Licence Agreement whether or not, or until, such Formal Licence is formally granted.

3. SUB-CONTRACTING
Nothing in this Licence Agreement shall restrict the right of Licensee to enter into any sub-contract which permits any sub contractor to use the Invention provided that if any confidential Information as defined in Clause 5 hereof is disclosed Licensee shall take all reasonable steps to safeguard the confidential nature of such Confidential Information.

4. ROYALTY
In each Year of this Licence Agreement, Licensee shall pay to Licensor as a royalty the sum of $40,000 payable monthly in arrears commencing on the Operative Date, subject to the Licensee deducting therefrom Irish Withholding Tax (if applicable) at the rate prevailing from time to time and furnishing to the Licensor certificates in respect of such deduction.

5.  CONFIDENTIAL TREATMENT OF INFORMATION
5.1 Save as provided at Clause 3 hereof Licensee agrees to keep strictly secret and confidential during the term of any Patent and for two (2) years thereafter, all and any information, acquired from Licensor pursuant to this Licence Agreement except where disclosure or use of such information (herein referred to as "Confidential Information") is expressly permitted by Licensor, or where such Confidential Information has come into the public domain other than due to an unauthorised act of Licensee.

5.2 Licensee agrees during the term of any Patent and for two (2) years thereafter to use such Confidential Information solely and exclusively in the exercise of the rights granted pursuant to this Licence Agreement. The obligation undertaken by Licensee pursuant to this section, shall survive any expiration or termination of this Licence Agreement.

6. ASSIGNMENT
On condition that the Licensee continues to remain directly liable to discharge the royalty fees payable hereunder, the Licensee shall be entitled to sub-licence, mortgage or otherwise charge or convey, any rights accruing to Licensee under this Licence Agreement, with the prior written consent of Licensor, same not to be unreasonably withheld.

7. DISCLAIMERS OF WARRANTY AND LIABILITY
7.1 Licensor states that, to the best of its knowledge the rights licensed hereunder do not infringe the rights of any third party.

7.2 Licensor does not warrant that the use of the Invention by Licensee will not infringe any rights of third Parties in any country of the Territory.

7.3      Licensor does not warrant that any Patent shall be granted.

9. IMPROVEMENTS
9.1 Where either Party makes any improvement on the Invention, that Party shall own all legal and beneficial rights and interests in any said improvement on the Invention.

9.2 The Parties shall jointly and severally own all legal and beneficial rights and interests in any improvement on the Invention made jointly by the Parties.

9.3 Where either Party makes any improvement on the Invention, that Party shall forthwith on the discovery thereof disclose said improvement on the Invention to, and permit the use of said improvement on the Invention by the other Party and the other party shall treat such information as confidential.

10. TERMINATION
If the royalties due hereunder have not been paid within 14 days of the time allowed by this Licence Agreement (in relation to which time shall be of the essence) or if Licensee shall commit or allow to be committed a breach of any of the other covenants, promises or undertakings herein contained and on its part to be performed or observed and shall not have remedied such breach within thirty (30) days after notice is given to Licensee by Licensor requiring such remedy or if Licensee shall have an Examiner appointed or a receiver appointed of the whole or any part of its assets or an order is made or a resolution passed for winding up of Licensee unless such order is part of a scheme for reconstruction or amalgamation of Licensee then Licensor may forthwith terminate this Licence Agreement without being required to give any or any further notice in advance of such termination but such termination shall be without prejudice to the remedy of Licensor to sue for and recover any royalties then due and to pursue any remedy in respect of any previous breach of any of the covenants or agreements contained in this Licence Agreement. The Licensee shall have the right to terminate this Licence on giving to the Licensor 3 months prior written notice.

11. DURATION
11.1 Subject to the provisions for termination hereinbefore contained, this Licence Agreement shall operate from the Operative Date and shall continue in force for a period of three (3) years.

11.2 On expiration of this Licence Agreement Licensor may on request enter into a further licence agreement on terms and for a period to be agreed, provided that no such further Licence Agreement shall continue for any period which shall expire later than one (1) day prior to the date on which any Patent shall expire.

12. PATENTS AND APPLICATIONS
Licensee shall during the life of this Licence Agreement pay all costs and fees payable in respect of the Applications and do all such acts and things as may be necessary to maintain and keep on foot the Patents save that Licensee shall not be bound to apply for or continue to prosecute any Application for any extension of the term of any Patent.


13. INFRINGEMENT
If any infringement action, proceeding or claim of any kind is threatened or instituted against Licensee resulting from the exercise of any rights granted under this Licence Agreement Licensee shall take timely steps to defend such action, proceeding or claims and shall promptly notify Licensor. Licensor shall not be obliged to defend Licensee against any such action proceeding or claim. Licensee shall defend such actions at its own expense. At the request of Licensor, Licensee shall permit Licensor to intervene or appear in connection with any action proceeding or claim at the sole expense of Licensor. The rights of Licensor under this Licence Agreement shall in no way be affected by any adverse decision in or with respect to any such action, proceeding or claim.

14. COUNTRIES IN WHICH PATENT APPLICATIONS ARE FILED
Licensor shall decide in which countries, if any, any further Applications are to be filed. Each and every further Application for a Patent for the Invention so filed shall be notified to Licensee by Licensor and each such further Application for a Patent for the Invention shall be deemed to be included in Schedule One on the date on which it is filed.

15.  FORCE MAJEURE
In the event that either Party is delayed or hindered in the performance of its obligations hereunder by force majeure this Licence Agreement shall remain in suspense until the cause thereof has ceased to delay or hinder. For the purpose of this Licence Agreement, but not by way of limitation, force majeure shall mean any cause beyond the reasonable control of the Party liable to perform unless conclusive evidence to the contrary is provided and shall include strikes, riots and sabotage, acts of war, acts of piracy, destruction of essential equipment by fire, explosion, storm, flood earthquake or other natural disaster, compliance with economic, trade or political sanctions, failure of power supplies or transport facilities.

16. SEVERABILITY
In the event any provision of this Licence Agreement is declared invalid or unenforceable or becomes unlawful in its operation or any part thereof, such provision shall not affect the rights and duties of the Parties with regard to the remaining provisions of this Licence Agreement which shall continue as binding.

17. OUTSTANDING ROYALTY ON TERMINATION
On the expiration or sooner termination of this Licence Agreement, Licensee shall pay to Licensor within thirty days (30) of the date of such expiration or sooner termination all royalties outstanding on the date of such expiration or sooner termination.

18. ARBITRATION
If any dispute or difference of any kind whatsoever arises or occurs between the Parties in relation to any thing or matter arising under or out of or in connection with this Licence Agreement the Parties shall appoint an arbitrator and submit such dispute or difference to such arbitrator whose award shall be binding. If the Parties fail to agree on the appointment of an arbitrator within one (1) calendar month of the date on which such dispute or difference arises or occurs either Party may, on giving one (1) calendar months notice to the other Party, refer such dispute or difference to arbitration under the Arbitration Rules of the Chartered Institute of Arbitrators - Irish Branch.

19. GOVERNING LAW
This Licence Agreement shall be governed by and construed in accordance with Irish Law. The Parties hereby agree that the Courts of Law in Ireland shall have exclusive jurisdiction in any action in respect hereof, and that in the event of such proceeding being commenced service of documents at such address as is the address for the time being of the addressee by prepaid registered post, shall be deemed good service.

20. WHOLE AGREEMENT
This Agreement supercedes all prior representations, arrangements, understandings and agreements between the parties hereto relating to the subject matter hereof, and sets forth the entire, complete and exclusive agreement and understanding between the parties relating to the subject matter hereof for the avoidance of doubt including but by no means limited to Licence Agreement dated 1st day of September 1994 and made between the Licensor t/a Barbican Consultants Limited and the Licensee (the "Previous Licence"). The Previous Licence together with all right and entitlements which may have accrued or which may be due to accrue to either party thereunder is hereby terminated.



                                  SCHEDULE ONE

PATENT APPLICATION

(i)      [             ] Patent No.
         Entitled: Bonding of optoelectronic semiconductor devices.
         Date Filed:
         Date Granted:
         Grantee:

                                  SCHEDULE TWO

BY THIS LICENCE WILLIAM M. KELLY HEREBY GRANTS to CORKOPT LIMITED an Irish company in respect of the following Letters Patent of which it is the
proprietor that is to say, Irish Patent No.        (hereinafter called the
"Patent") full and exclusive Licence and authority to make, use and sell Products embodying the Invention claimed in the specification of the Patent to the intent that such Licence shall endure from the date hereof SUCH LICENCE being SUBJECT TO and with the benefit of an Agreement dated the
day of            2000 and made between the Parties.

                                 SCHEDULE THREE

For the purposes of this Licence Agreement the Territory is each and every country in the World. SAVE AND EXCEPT all countries on the continent of Africa (but including in the Territory the Republic of South Africa).


IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed, intending that it shall be legally binding upon them their successors and assigns

SIGNED BY
WILLIAM M. KELLY
IN THE PRESENCE OF:-





SIGNED FOR AND ON
BEHALF OF
CORKOPT LIMITED
IN THE PRESENCE OF:-

          DATED THE     DAY OF





          PATENT  LICENCE AGREEMENT















          Ronan Daly Jermyn
          Solicitors
          12, South Mall
          Cork
          TF/Corkopt/9367/Patent Licence Agreement - 26th May 2000

THIS AGREEMENT made the                 day of               2000 BETWEEN
ANNE KELLY of Birchfield House, Carrigaline, Co. Cork (hereinafter called the "Vendor") of the one part and STOCKER & YALE a Massachusetts corporation with a principal place of business located at 32 Hampshire Road, Salem, New Hampshire, USA (hereinafter called the "Purchaser").

NOW IS IT HEREBY AGREED AS FOLLOWS:


1.       DEFINITIONS

1.1 In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

         "Company" means Corkopt Limited, a company registered in Ireland under registration number 218133.

         "Completion" means completion under clause 9 of this Agreement.

         "Contract Date" means the date of this Agreement.

         "Completion Date" means the date of completion of the Sale of the Shares being the date on which the share certificates for the Shares are delivered to the Purchaser.

         "Latest Completion Date" means the 30th day of June 2000.

         "Issued Share Capital" means the entire issued share capital of the Company comprising the following: 31, 312 "A" ordinary shares of (pound)1 each, 36,534 "C" ordinary shares of (pound)1 each, 10,000 redeemable preference shares of (pound)1 each, BUT EXCLUDING the 297,000 "B" ordinary shares of (pound)1 each issued under the Business Expansion Scheme.

         "Shares" means 293 "A" ordinary shares of IR(pound)1 each in the share capital of the Company registered in the name of the Vendor.

         "Warranties" means the warranties to be given by the Vendor as set out in the Schedule hereto.

1.2 Words denoting the singular shall include the plural and vice versa. Words denoting any gender shall include all genders and words denoting persons shall include corporations.


2.       SALE AND PURCHASE

Subject to clause 3 below, the Vendor shall sell as beneficial owner and the Purchaser shall purchase the Shares free from all liens, charges and encumbrances and with all rights now or hereafter attaching thereto with effect from completion.

3.       CONDITION PRECEDENT

The within sale is subject to the Purchaser on or prior to the Completion Date acquiring all of the Issued Share Capital. If the Purchaser has not acquired the entirety of the Issued Share Capital by the Latest Completion Date, the Purchaser may by notice in writing rescind the within Agreement which shall then be at an end.

4.       PURCHASE PRICE

4.1 In consideration for the transfer of the Shares, the Purchaser will issue to the Vendor 587 Shares of the Purchaser's common stock (hereinafter called "the Allotment Shares"), subject to the adjustment referred to at subclause 4.2, on the Completion Date.

4.2 At completion, the following adjustments shall be made to the number of the Allotment Shares.

         If the average closing price of the Purchaser's Common Stock as quoted on the Nasdaq market for the five business days preceding the Contract Date and for the avoidance of doubt not including the date of signing of this Agreement (hereinafter called the "Completion Price") is less than $35 per share, then the number of shares comprised in the Allotment Shares will be increased to the number derived from dividing $2,194,202 by 75% of the Completion Price. If the Closing Price is greater than $48 per share, the number of shares comprising the Allotment Shares will be decreased to the number derived from dividing $2,194,202 by 75% of the Completion Price.

5.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.
          As a material inducement to the Vendor to enter this Agreement and sell the Shares, the Purchaser hereby represents and warrants to the Vendor as follows:

5.1 Organization; Power. The Purchaser is a Company duly incorporated and validly existing under the laws of the State of Massachusetts, and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

5.2 Authorization. The execution, delivery, and performance by the Purchaser of this Agreement and all other agreements contemplated hereby to which the Purchaser is a party have been duly and validly authorized by all necessary corporate action of the Purchaser, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

5.3 No Conflict with Other Instruments or Agreements. The execution, delivery, and performance by the Purchaser of this Agreement and all other agreements contemplated hereby to which the Purchaser is a party will not result in a breach or violation of, or constitute a default under, its Articles of Incorporation or Bylaws or any material agreement to which the Purchaser is a party or by which the Purchaser is bound.

5.4      Governmental Authorities.

         (i) the Purchaser is not required to submit any notice, report, or other filing with any governmental or regulatory authority in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the purchase and

         (ii) no consent, approval, or authorization of any governmental or regulatory authority is required to be obtained by the Purchaser or any affiliate in connection with the Purchaser's execution, delivery, and performance of this Agreement and the consummation of this purchase.

5.5 Litigation. There are no actions, suits, proceedings, or governmental investigations or inquiries pending or, to the knowledge of the Purchaser, threatened against the Purchaser or its properties, assets, operations, or businesses that might delay, prevent, or hinder the consummation of this purchase.

5.6 Tax Liability. To the extent the Purchaser deems necessary, the Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5.7 Disclosure. To the Purchasers knowledge this agreement when taken a whole does not contain any untrue statement of a material fact concerning the Purchaser or omit to state a material fact necessary in order to make the statements concerning the Purchaser contained herein not misleading.

5.8 Litigation. There are no actions, suits, proceedings or investigations pending against the Purchaser or the Purchaser's properties before any court or governmental agency (nor, to the Purchaser's knowledge, is there any threat thereof) which would impair in any way the Purchaser's ability to enter into and fully perform the Purchaser's commitments and obligations under this Agreement or the transactions contemplated hereby.

5.9 Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Agreement, and the issuance of shares will not result in any material violation of, or conflict with, or constitute a material default under, any Purchaser's articles of incorporation or bylaws or any of the Purchaser's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the Company or the Shares.

5.10 No Brokers or Finders Fees. The Purchaser has not, and will not, incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.


6.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER AND THE VENDOR

6.1 Each and every obligation of the Vendor under this Agreement is subject to the satisfaction, at or before the Completion Date, of each of the following conditions:

         i. Representations and Warranties; performance. Each of the representations and warranties made by the Purchaser herein will be true and correct in all material respects as of the

                  Completion Date with the same effect as though made at that time except for changes contemplated, permitted or required by this Agreement; the Purchaser will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Completion Date; and the Vendor will have received at the Closing a certificate of the Purchaser signed by the President and the Chief Financial Officer of the Purchaser stating that each of the representations and warranties made by the Purchaser herein is true and correct in all material respects as of the Closing except for changes contemplated, permitted or required by this Agreement and that the Purchaser has performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing.

        ii. No Proceeding or Litigation. No action, suit, or proceeding before any court (other than suits seeking monetary damages only and in the aggregate sum of less than $10,000) and any governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of Closing, against the Vendor, the Company, or the Purchaser or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change this purchase, questioning the validity or legality of this purchase, or seeking damages in connection with this purchase.

       iii. Corporate Action. The Purchaser will have furnished to the Vendor a copy, certified by the Secretary or an Assistant Secretary of the Purchaser, of the resolutions of the Purchaser authorizing the execution, delivery, and performance of this Agreement.

6.2 Each and every obligation of the Purchaser under this Agreement is subject to the satisfaction at or before the Completion Date of each of the following conditions:


         i. Representations and Warrants; performance. Each of the representations and warranties made by the Vendor herein will be true and correct in all material respects as of the Completion Date with the same effect as though made at that time except for changes contemplated, permitted or required by this Agreement; the Vendor will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing; and the Purchaser will have received at the closing the Warranties executed under the seal of the Vendor and the Vendor has performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing.

        ii. No Proceeding or Litigation. No action, suit, or proceeding before any court and any governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of Closing, against the Vendor, the Company, or the Purchaser or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change this purchase, questioning the validity or legality of this purchase, or seeking damages in connection with this purchase.

7.       SECURITIES

7.1 The Vendor is acquiring the Purchasers Common Stock for investment for the Vendors own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Vendor understands that the Purchaser's Common Stock has not been, and will not be, registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state by reason of a specific exemption from the registration provisions of the Securities Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Vendors' representations as expressed herein. The Vendor is acquiring the Shares without expectation, desire, or need for resale and not with the view toward distribution, resale, subdivision or fractionalization of the Shares. The jurisdiction of residence of theVendor is the Republic of Ireland and the offer and sale of the Purchaser's Common Stock to such Vendor will take place in such jurisdiction. The Vendor is knowledgeable and experienced in making of investments of the type involved in the acquisition of the Purchaser's Common Stock pursuant to this Agreement and is able to bear the economic risk of loss of its investment in Purchaser. The Vendor has received and reviewed a copy of Purchaser's most recent Annual Report on Form 10-K and a proxy statement and has been granted the opportunity to ask such questions regarding the Purchaser's affairs either directly or through its authorized representative as deemed necessary in respect of the Vendor's decision to acquire Purchaser Common Stock pursuant to this Agreement.

7.2 The Vendor understands that the Purchaser's Common Stock cannot be resold in a transaction to which the Securities Act and state securities laws apply unless (i) subsequently registered under the Securities Act and applicable state securities laws of (ii) exemptions from such registrations are available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private transaction subject to the satisfaction of certain conditions.

7.3 The Vendor understand that the certificates for the Purchaser's Common Stock will bear a legend substantially similar to the following:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE COMPANY WILL NOT TRANSFER THIS CERTIFICATE UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING THE SHARES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

8.       VENDORS UNDERTAKING

         For the purpose of assuring to the Purchaser the full benefit of the business and goodwill of the Company the Vendor undertakes with the Purchaser that for the period of two years after Completion the Vendor will not carry on or be engaged in competition with the business of the Company either on his own behalf of in conjunction with or on behalf of any other person, firm or body corporate. The Business of the Company means the manufacture of illumination products including but not limited to light emitting diodes (LED), lasers, fibre optics and fluorescent illuminators used in industrial inspection applications.

9.       COMPLETION

9.1 Completion shall take place at the offices of Ronan Daly Jermyn Solicitors, 12 South Mall, Cork on the Completion Date and all matters set out at subclauses 9.2 and 9.3 shall be effected.

9.2      The Purchaser shall furnish on completion:

         i. Original share/stock certificates in relation to the Allotment Shares registered in the name of the Vendor.

        ii.        Certificate of Purchaser pursuant to clause 6.1.2 and,

       iii. Certified copy Resolution of Purchaser pursuant to clause 6.1.3.

9.3      The Vendor shall deliver to the Purchaser:

         i. Duly completed and signed share transfer accompanied by the relative share certificate in respect of the Shares in favour of the Purchaser.

        ii.        The Warranties executed under the seal of the Vendor.

       iii. The resignation of the Vendor as Director of the Company together with the written acknowledgement that he/she has no claim whatsoever against the Company.

10.      AGREEMENT

This Agreement constitutes the whole agreement between the parties hereto relating to its subject matter and no variations hereof shall be effective unless in writing.

11.      CLAUSE HEADINGS

The clause headings in this Agreement are for the convenience of the parties only and shall not affect its interpretation.

12.      GOVERNING LAW

The construction, validity and performance of this Agreement shall be governed by the laws of Ireland.

                                    SCHEDULE

Warranties

1. The Vendor is the sole beneficial owner of the Shares and the Purchaser on Completion will have good and marketable title to the Shares and the Shares are free from all liens, charges and encumbrances.

2. There are no agreements or arrangements in force, other than this Agreement which grant to any person the right to call for the transfer of the Shares.


SIGNED by the Vendor
in the presence of:








SIGNED for and on behalf
of the Purchaser in the
presence of:

                      Dated the           day of       2000


                                     ANNE KELLY
                                      (VENDOR)


                                         AND

                                  STOCKER & YALE INC.
                                      (PURCHASER)








                                       AGREEMENT













                                  Ronan Daly Jermyn
                                  Solicitors
                                  12 South Mall
                                  Cork
                                  Ref: Corkopt 9367/000530 Kelly Agreement

THIS AGREEMENT made the day of 2000 BETWEEN UNIVERSITY COLLEGE CORK - NATIONAL UNIVERSITY OF IRELAND, CORK (formerly known as University College
Cork) of Western Road, Cork (hereinafter called the "Vendor") of the one part and STOCKER & YALE INC. a Massachusetts corporation with a principal place of business located at 32 Hampshire Road, Salem, New Hampshire, USA (hereinafter called the "Purchaser").

NOW IS IT HEREBY AGREED AS FOLLOWS:


1.       DEFINITIONS

1.1 In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

         "Company" means Corkopt Limited, a company registered in Ireland under registration number 218133.

         "Completion" means completion under clause 9 of this Agreement.

         "Contract Date" means the date of this Agreement.

         "Completion Date" means the date of completion of the Sale of the Shares being the date on which the share certificates for the Shares are delivered to the Purchaser.

         "Latest Completion Date" means the 30th June 2000.

         "Issued Share Capital" means the entire issued share capital of the Company comprising the following: 31, 312 "A" ordinary shares of (pound)1 each, 36,534 "C" ordinary shares of (pound)1 each, 10,000 redeemable preference shares of (pound)1 each, BUT EXCLUDING the 297,000 "B" ordinary shares of (pound)1 each issued under the Business Expansion Scheme.

         "Shares" means 2,051 "A" ordinary shares of IR(pound)1 each in the share capital of the Company registered in the name of the Vendor.

         "Warranties" means the warranties to be given by the Vendor as set out in the Schedule hereto.

1.2 Words denoting the singular shall include the plural and vice versa. Words denoting any gender shall include all genders and words denoting persons shall include corporations.


2.       SALE AND PURCHASE

Subject to clause 3 below, the Vendor shall sell as beneficial owner and the Purchaser shall purchase the Shares free from all liens, charges and encumbrances and with all rights now or hereafter attaching thereto with effect from completion.

3.       CONDITION PRECEDENT

The within sale is subject to the Purchaser on or prior to the Completion Date acquiring all of the Issued Share Capital. If the Purchaser has not acquired the entirety of the Issued Share Capital by the Latest Completion Date, the Purchaser may by notice in writing rescind the within Agreement which shall then be at an end.

4.       PURCHASE PRICE

4.1 In consideration for the transfer of the Shares, the Purchaser will issue to the Vendor 4,106 Shares of the Purchaser's common stock (hereinafter called "the Allotment Shares"), subject to the adjustment referred to at subclause 4.2, on the Completion Date.

4.2 At completion, the following adjustments shall be made to the number of the Allotment Shares.

         If the average closing price of the Purchaser's Common Stock as quoted on the Nasdaq market for the five business days preceding the Contract Date and for the avoidance of doubt not including the date of signing of this Agreement (hereinafter called the "Completion Price") is less than $35 per share, then the number of shares comprised in the Allotment Shares will be increased to the number derived from dividing $2,194,202 by 75% of the Completion Price. If the Closing Price is greater than $48 per share, the number of shares comprising the Allotment Shares will be decreased to the number derived from dividing $2,194,202 by 75% of the Completion Price.

5.       REPRESENTATIONS AND WARRANTIES OF PURCHASER

         As a material inducement to the Vendor to enter this Agreement and sell the Shares, the Purchaser hereby represents and warrants to the Vendor as follows:

5.1 Organization; Power. The Purchaser is a Company duly incorporated and validly existing under the laws of the State of Massachusetts, and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

5.2 Authorization. The execution, delivery, and performance by the Purchaser of this Agreement and all other agreements contemplated hereby to which the Purchaser is a party have been duly and validly authorized by all necessary corporate action of the Purchaser, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

5.3 No Conflict with Other Instruments or Agreements. The execution, delivery, and performance by the Purchaser of this Agreement and all other agreements contemplated hereby to which the Purchaser is a party will not result in a breach or violation of, or constitute a default under, its Articles of Incorporation or Bylaws or any material agreement to which the Purchaser is a party or by which the Purchaser is bound.

5.4      Governmental Authorities.

          (i) the Purchaser is not required to submit any notice, report, or other filing with any governmental or regulatory authority in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the purchase and

         (ii) no consent, approval, or authorization of any governmental or regulatory authority is required to be obtained by the Purchaser or any affiliate in connection with the Purchaser's execution, delivery, and performance of this Agreement and the consummation of this purchase.

5.5 Litigation. There are no actions, suits, proceedings, or governmental investigations or inquiries pending or, to the knowledge of the Purchaser, threatened against the Purchaser or its properties, assets, operations, or businesses that might delay, prevent, or hinder the consummation of this purchase.

5.6 Tax Liability. To the extent the Purchaser deems necessary, the Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5.7 Disclosure. To the Purchasers knowledge this agreement when taken a whole does not contain any untrue statement of a material fact concerning the Purchaser or omit to state a material fact necessary in order to make the statements concerning the Purchaser contained herein not misleading.

5.8 Litigation. There are no actions, suits, proceedings or investigations pending against the Purchaser or the Purchaser's properties before any court or governmental agency (nor, to the Purchaser's knowledge, is there any threat thereof) which would impair in any way the Purchaser's ability to enter into and fully perform the Purchaser's commitments and obligations under this Agreement or the transactions contemplated hereby.

5.9 Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Agreement, and the issuance of shares will not result in any material violation of, or conflict with, or constitute a material default under, any Purchaser's articles of incorporation or bylaws or any of the Purchaser's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the Company or the Shares.

5.10 No Brokers or Finders Fees. The Purchaser has not, and will not, incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

6.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER AND THE VENDOR

6.1 Each and every obligation of the Vendor under this Agreement is subject to the satisfaction, at or before the Completion Date, of each of the following conditions:

         i. Representations and Warranties; performance. Each of the representations and warranties made by the Purchaser herein will be true and correct in all material respects as of the Completion Date with the same effect as though made at that time except for changes contemplated, permitted or required by this Agreement; the Purchaser will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Completion Date; and the Vendor will have received at the Closing a certificate of the Purchaser signed by the President and the Chief Financial Officer of the Purchaser stating that each of the representations and warranties made by the Purchaser herein is true and correct in all material respects as of the Closing except for changes contemplated, permitted or required by this Agreement and that the Purchaser has performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing.

        ii. No Proceeding or Litigation. No action, suit, or proceeding before any court (other than suits seeking monetary damages only and in the aggregate sum of less than $10,000) and any governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of Closing, against the Vendor, the Company, or the Purchaser or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change this purchase, questioning the validity or legality of this purchase, or seeking damages in connection with this purchase.

       iii. Corporate Action. The Purchaser will have furnished to the Vendor a copy, certified by the Secretary or an Assistant Secretary of the Purchaser, of the resolutions of the Purchaser authorizing the execution, delivery, and performance of this Agreement.

6.2 Each and every obligation of the Purchaser under this Agreement is subject to the satisfaction at or before the Completion Date of each of the following conditions:

         i. Representations and Warrants; performance. Each of the representations and warranties made by the Vendor herein will be true and correct in all material respects as of the Completion Date with the same affect as though made at that time except for changes contemplated, permitted or required by this Agreement; the Vendor will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing; and the Purchaser will have received at the closing the Warranties executed under the seal of the Vendor and the Vendor has performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing.

        ii. No Proceeding or Litigation. No action, suit, or proceeding before any court and any governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of Closing, against the Vendor, the Company, or the Purchaser or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change this purchase, questioning the validity or legality of this purchase, or seeking damages in connection with this purchase.


7.       SECURITIES

7.1 The Vendor is acquiring the Purchasers Common Stock for investment for the Vendors own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Vendor understands that the Purchaser's Common Stock has not been, and will not be, registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state by reason of a specific exemption from the registration provisions of the Securities Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Vendors' representations as expressed herein. The Vendor is acquiring the Shares without expectation, desire, or need for resale and not with the view toward distribution, resale, subdivision or fractionalization of the Shares. The jurisdiction of residence of theVendor is the Republic of Ireland and the offer and sale of the Purchaser's Common Stock to such Vendor will take place in such jurisdiction. The Vendor is knowledgeable and experienced in making of investments of the type involved in the acquisition of the Purchaser's Common Stock pursuant to this Agreement and is able to bear the economic risk of loss of its investment in Purchaser. The Vendor has received and reviewed a copy of Purchaser's most recent Annual Report on Form 10-K and a proxy statement and has been granted the opportunity to ask such questions regarding the Purchaser's affairs either directly or through its authorized representative as deemed necessary in respect of the Vendor's decision to acquire Purchaser Common Stock pursuant to this Agreement.

7.2 The Vendor understands that the Purchaser's Common Stock cannot be resold in a transaction to which the Securities Act and state securities laws apply unless (i) subsequently registered under the Securities Act and applicable state securities laws of (ii) exemptions from such registrations are available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private transaction subject to the satisfaction of certain conditions.

7.3 The Vendor understand that the certificates for the Purchaser's Common Stock will bear a legend substantially similar to the following:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE COMPANY WILL NOT TRANSFER THIS CERTIFICATE UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING THE SHARES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

7.4 This Agreement replaces and supercedes all previous agreements, understandings and arrangements between the parties hereto including but by no means limited to the UCC/NMRC - Corkopt Limited Interaction Agreement dated 19th November 1997. For the avoidance of doubt the Vendor hereby rescinds the said agreement and hereby acknowledges that the Vendor shall henceforth have no rights, entitlements or obligations under the terms of the said agreement.

9.       COMPLETION

9.1 Completion shall take place at the offices of Ronan Daly Jermyn Solicitors, 12 South Mall, Cork on the Completion Date and all matters set out at subclauses 9.2 and 9.3 shall be effected.

9.2      The Purchaser shall furnish on completion:

         i. Original share/stock certificates in relation to the Allotment Shares registered in the name of the Vendor.

        ii.        Certificate of Purchaser pursuant to clause 6.1(b) and,

       iii. Certified copy Resolution of Purchaser pursuant to clause 6.1(c).

9.3      The Vendor shall deliver to the Purchaser:

         i. Duly completed and signed share transfer accompanied by the relative share certificate in respect of the Shares in favour of the Purchaser.

        ii.  The Warranties executed under the seal of the Vendor.

10.      AGREEMENT

This Agreement constitutes the whole agreement between the parties hereto relating to its subject matter and no variations hereof shall be effective unless in writing.


11.      CLAUSE HEADINGS

The clause headings in this Agreement are for the convenience of the parties only and shall not affect its interpretation.

12.      GOVERNING LAW

The construction, validity and performance of this Agreement shall be governed by the laws of Ireland.

                                    SCHEDULE

Warranties

1. The Vendor is the sole beneficial owner of the Shares and the Purchaser on Completion will have good and marketable title to the Shares and the Shares are free from all liens, charges and encumbrances.

2. There are no agreements or arrangements in force, other than this Agreement which grant to any person the right to call for the transfer of the Shares.


SIGNED by the Vendor
in the presence of:




SIGNED for and on behalf
of the Purchaser in the
presence of:

                                Dated the   day of            2000


                                UNIVERSITY COLLEGE CORK - NATIONAL
                                UNIVERSITY OF IRELAND, CORK

                                        (VENDOR)


                                AND

                                STOCKER & YALE INC
                                                 (PURCHASER)





                                AGREEMENT




                                Ronan Daly Jermyn
                                Solicitors
                                12 South Mall
                                Cork
                                Ref: Corkopt 9367/000530 UCC Agreement

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 16, 2000


                                StockerYale, Inc.
             (Exact name of registrant as specified in its charter)

        Massachusetts                 000-27372            04-2114473
   (State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)                 File Number)         Identification No.)


     32 Hampshire Road, Salem, New Hampshire                  03079
    (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (603) 893 8778

                              Stocker & Yale, Inc.
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

          On June 16, 2000, StockerYale, Inc., formerly Stocker & Yale, Inc., (the "Company" or "Registrant") completed the acquisition of CorkOpt Limited ("CorkOpt"). The Company purchased all of the outstanding voting stock of CorkOpt for a total price of $2,449,983 consisting of $255,798 in cash and 62,691 shares of Company Common Stock. CorkOpt is located in Cork, Ireland and specializes in the development and manufacture of industrial illumination products. CorkOpt has four classes of capital stock consisting of: Class A Shares, which the Company purchased from several stockholders for 62,691 shares of the Company's Common Stock, based on a valuation of $35 per share; Class B Business Expansion Scheme Shares, which are non-voting shares that remain outstanding and are redeemable by CorkOpt at a fixed amount not prior to April 1, 2002 and April 1, 2003, at an aggregate redemption price of IR L356,400; and Class C Shares and Cumulative Redeemable Preference Shares for which the Company paid $255,798. The holders of the Class A Shares, consisted of the founder, Managing Director and principal stockholder, William Kelly, his wife, University College Cork, and three associates who were active in the formation of CorkOpt. The holders of the Class B shares consist of approximately 30 investors including some of the Class A Shareholders, and the holder of the Class C and Cumulative Redeemable Preference Shares was Enterprise Ireland, a public entity which promotes business development in Ireland. The Company used its own cash for the acquisition. The Company intends to operate CorkOpt as an Irish subsidiary.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      EXHIBITS

2.1 Stock Purchase Agreement by and among Stocker & Yale, Inc., CorkOpt Ltd., W.M. Kelly, Gary Duffy and Thomas Meade.

2.2 Agreement between University College Cork - National University of Ireland, Cork and Stocker & Yale, Inc.

2.3      Agreement between Anne Kelly and Stocker & Yale, Inc.

2.4      Agreement between Gerard Conlon and Stocker & Yale, Inc.

2.5      Agreement between Enterprise Ireland and Stocker & Yale, Inc.

2.6 Deed of Tax Indemnity by and among Stocker & Yale, Inc., CorkOpt Ltd., W.M. Kelly, Gary Duffy and Thomas Meade.

2.7 Deed of Indemnity by Liam Kelly in favour of CorkOpt Ltd., and Stocker & Yale, Inc.

10.1     Employment Agreement between CorkOpt Ltd. and W. M. Kelly.

10.2     Assignment of certain inventions by William Kelly to CorkOpt, Ltd.

10.3     License Agreement between William Kelly and CorkOpt Ltd.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 STOCKERYALE, INC.
                                                 -----------------
                                                 (Registrant)

Date June 30, 2000                               /GARY B. GODIN/
                                                 -----------------
                                                 Gary B. Godin
                                                 Senior Vice President
                                                 Chief Financial Officer